EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
     In connection with the accompanying Quarterly Report on Form 10-Q of Sutura, Inc. for the six months ended June 30, 2008, I, Richard Bjorkman, Chief Fianancial Officer of Sutura, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
          (1) such Quarterly Report on Form 10-Q for the six months ended June 30, 2008, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) the information contained in such Quarterly Report on Form 10-Q for the six months ended June 30, 2008, fairly presents, in all material respects, the financial condition and results of operations of Sutura, Inc.

/s/ Richard Bjorkman
Richard Bjorkman
Chief Financial Officer
August 19, 2008